Exhibit 99.1

Eightco Holdings Inc. (OCTO) Announces $250 Million Private Placement with an Additional $20 Million Strategic Investment from BitMine (BMNR) to Initiate World’s First Worldcoin (WLD) Treasury Strategy

Dan Ives, renowned technology and AI expert and Wall Street analyst, to serve as Chairman of the Board

In an increasingly agentic world, World is delivering critical “Proof of Human” (PoH)

World currently has created nearly 16 million zero knowledge Proof of Human accounts in over 45 countries

“If we succeed on our mission, World might become the largest network of real people online, fundamentally changing how we interact and transact throughout the Internet” says Sam Altman

The transaction was led by MOZAYYX with a

strategic investment from BitMine Immersion (BMNR) and participation from World Foundation, Discovery Capital Management, GAMA, FalconX, Kraken, Pantera, GSR, Coinfund, Occam Crest, Diametric, Brevan Howard and more

EASTON, PA, September 8, 2025 /PRNewswire/ — (NASDAQ: OCTO) (“Eightco Holdings Inc.” or the “Company”) today announced the pricing and signing of a private placement for the purchase and sale of approximately 171,232,877 shares of common stock (or common stock equivalents in lieu thereof) at a price of $1.46 per share for expected aggregate gross proceeds of approximately $250 Million before deducting placement agent fees and other offering expenses (funded in cash) to implement the first-of-its-kind Worldcoin treasury strategy. In addition, 13,698,630 shares of common stock were issued to BitMine at $1.46 per share for total proceeds of $20 Million.

The transaction was led by MOZAYYX with participation from a premier list of institutional investors including World Foundation, Discovery Capital Management, GAMA, FalconX, Kraken, Pantera, GSR, Coinfund, Occam Crest, Diametric and Brevan Howard. An additional $20 million investment was made by BitMine Immersion (NYSE AMERICAN: BMNR).

The closing of the offering is expected to occur on or about September 11, 2025, subject to the satisfaction of customary closing conditions, including without limitation, the authorization of NASDAQ. The Company intends to use the net proceeds of the offering to acquire WLD for the Company’s treasury operations. Worldcoin will serve as the Company’s primary treasury reserve asset. In connection with the closing of the offering, the Company intends to change the Nasdaq trading symbol of its common stock to “ORBS”, which is expected to take effect on September 11, 2025.

“I am so excited to be named Chairman of Eightco Holdings Inc. (OCTO), marking the next step in the AI revolution around authentication and Proof of Human (PoH),” said Dan Ives, newly appointed Chairman of the Board. “Sam Altman and Alex Blania began this incredible journey, and the future of AI requires World to lead the way in this AI-driven Fourth Industrial Revolution. World is the internet of people. While AI gives us infinite abundance, World gives us infinite trust and authentication.”

“BitMine wants to support and back innovative projects that create value for the Ethereum network. As an ERC-20 native token, World is aligned with Ethereum. World’s unique zero-knowledge Proof of Human credential could be essential to future trust and safety between technology platforms and their billions of human users,” said Thomas (“Tom”) Lee, Chairman of BitMine.

BitMine Immersion Technologies (BMNR) has made a $20 million strategic investment in the Company alongside the $250 million PIPE. This marks the start of BMNR’s “Moonshot” strategy to back bold ideas that strengthen Ethereum’s vast ecosystem.

Proceeds from the private placement enable the Company to adopt Worldcoin (WLD) as its primary treasury reserve asset, while continuing its focus on the core business operations. While the treasury may also hold cash and Ethereum (ETH) as secondary reserve assets, the primary emphasis will be on Worldcoin.

In an AI-driven future, establishing unique and verifiable human identity will become increasingly difficult. What the world needs is a universal foundation for digital identity and that is what World is building. While today’s systems rely on fingerprints, Face ID, and passports, these methods will struggle against a landscape dominated by robots, AGI, bots, and bad actors.

World creates a zero knowledge (ZK) Proof of Human so a person’s human information is not stored on the blockchain. World’s proprietary iris-scanning Orb technology is designed to meet the security and identity challenges of the future, offering a path to a universally trusted digital identity and the foundation for the next generation of online trust, verification and economic exchange. The Orbs are the hardware backbone of Worldcoin, verifying unique humans, distributing tokens fairly, and creating a trusted digital identity system for the AI era. As the globe begins the AI Revolution buildout, World will be a leading verification platform for consumers around the world.

“If we succeed on our mission, World might become the largest network of real people online, fundamentally changing how we interact and transact throughout the Internet,” said Sam Altman, who co-founded World alongside Alex Blania.

RF Lafferty & Co., Inc. acted as the Exclusive Placement Agent in connection with the private placement.

Cantor Fitzgerald & Co. acted as financial advisor to the lead investor, MOZAYYX.

Moelis & Company LLC acted as financial advisor to BitMine Immersion Technologies (BMNR).

Winston & Strawn LLP acted as counsel to the lead investor, MOZAYYX.

Graubard Miller LLP acted as counsel to the Company.

Lucosky Brookman LLP acted as counsel to the placement agent.

The offer and sale of the foregoing securities were made in a private placement in reliance on an exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and applicable state securities laws. Accordingly, the securities offered in the private placement may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirement of the Securities Act and such applicable state securities laws. Concurrently with the execution of the securities purchase agreements, the Company and the investors entered into a registration rights agreement pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock to be issued or issuable in connection with the offering.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

ABOUT EIGHTCO HOLDINGS INC.

Eightco Holdings Inc. (NASDAQ: OCTO) is committed to growth of its subsidiaries, made up of Forever 8, an inventory capital and management platform for e-commerce sellers, and Ferguson Containers, Inc., a provider of complete manufacturing and logistical solutions for product and packaging needs, through strategic management and investment. In addition, the Company is actively seeking new opportunities to add to its portfolio of technology solutions focused on the e-commerce ecosystem through strategic acquisitions. Through a combination of innovative strategies and focused execution, Eightco aims to create significant value and growth for its portfolio companies and stockholders.

ABOUT BITMINE IMMERSION TECHNOLOGIES

BitMine is a Bitcoin and Ethereum Network Company with a focus on the accumulation of Crypto for long term investment, whether acquired by our Bitcoin mining operations or from the proceeds of capital raising transactions. Company business lines include Bitcoin Mining, synthetic Bitcoin mining through involvement in Bitcoin mining, hashrate as a financial product, offering advisory and mining services to companies interested in earning Bitcoin denominated revenues, and general Bitcoin advisory to public companies. BitMine’s operations are located in low-cost energy regions in Trinidad; Pecos, Texas; and Silverton, Texas.

For additional details, follow on X:

https://x.com/eightcoholdings

https://x.com/iamhuman_orbs

For images of the Orb with the new Chairman, please visit here.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward looking. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: Eightco’s ability to maintain compliance with the Nasdaq’s continued listing requirements; unexpected costs, charges or expenses that reduce Eightco’s capital resources; Eightco’s inability to raise adequate capital to fund its business; Eightco’s inability to innovate and attract users for Eightco’s products; future legislation and rulemaking negatively impacting digital assets; and shifting public and governmental positions on digital asset mining activity. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eightco’s actual results to differ from those contained in forward-looking statements, see Eightco’s filings with the Securities and Exchange Commission (the “SEC”), including in its Annual Report on Form 10-K filed with the SEC on April 15, 2025. All information in this press release is as of the date of the release, and Eightco undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

MEDIA CONTACT:

Marcy Simon

Marcy@agentofchange.com

+19178333392